1 Exhibit 99.1

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the
Company's current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers;
ability to attract deposits and other sources of liquidity; oversupply of inventory and continued deterioration in values of real estate in California and other states where our bank makes loans, both residential and commercial; a prolonged slowdown in construction activity; changes in the financial performance and/or condition of our borrowers;
changes in the level of non-performing assets and charge-offs; the effect of changes in laws and regulations
(including laws and regulations concerning taxes, banking, business and consumer credit, securities, executive compensation and insurance) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements;
inflation, interest rate, securities market and monetary fluctuations; the availability and effectiveness of hedging instruments and strategies; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes; threats to the stability and security of our technology hardware and software, and to the stability and security of any related vendor or customer hardware and software; the ability to increase market share and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effects on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards
Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2011, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.
Safe Harbor

Total Assets: $6.5 Billion
Gross Loans: $3.5 Billion
Total Equity: $730 Million
Largest financial institution headquartered in the Inland Empire region of
Southern California.  Founded in 1974.
Serves 40 cities with 42 business financial centers and 5 commercial banking centers throughout the Inland Empire, LA County, Orange County and the
Central Valley of California
Average Cost of Deposits = 0.14%
Significant equity ownership board of directors: approximately 16%
CVB Financial Corp. (CVBF)
Source: Q1 2012 earnings release & company filings. *non-covered loans
Total Deposits (Including Repos): $5.2 Billion

Name Position
Banking
Experience
CVBF
Service
Christopher D. Myers President & CEO 28 Years 6 Years
Richard C. Thomas
Executive Vice President
Chief  Financial Officer
2 Years 1 Year
James F. Dowd
Executive Vice President
Chief  Credit Officer
35 Years 4 Years
David C. Harvey
Executive Vice President
Chief  Operations Officer
22 Years 2 Years
David A. Brager
Executive Vice President
Sales Division
24 Years 9 Years
Chris A. Walters
Executive Vice President
CitizensTrust
25 Years 5 Years
Yamynn DeAngelis
Executive Vice President
Chief  Risk Officer
32 Years 24 Years
Experienced Leadership

5 Who is … CVB Financial Corp.?

In millions In millions
Largest Banks
Headquartered in California
Rank Name
Asset Size (3/31/12)
1 Wells Fargo
$1,333,799
2 Union Bank
$92,323
3 Bank of the West
$62,343
4 First Republic Bank
$29,719
5 OneWest Bank
$25,010
6 City National Bank
$24,038
7 East West Bank
$21,750
8 SVB Financial
$20,818
9 Cathay Bank
$10,557
10
10
CVB Financial Corp
CVB Financial Corp
$6,506
$6,506
11 Pacific Capital Bank
$5,846
12 Pacific Western Bank
$5,448
13 Westamerica Bank
$5,060
14 Farmers & Merchants of Long Beach
$4,769

•
140 Consecutive Quarters of Profitability
•
90 Consecutive Quarters of Cash Dividends
•
#11 Forbes Magazine Best Banks (December 2011)
•
BauerFinancial Report
Five Star Rating (September 2011)
•
Fitch Rating
BBB (October 2011)

Bank Accomplishments & Ratings

8 Our Markets

9 42 Business Financial Centers 42 Business Financial Centers 5 Commercial Banking Centers 5 Commercial Banking Centers Existing Existing Locations Locations

(000’s)
# of Center
Locations
Total Deposits
(3/31/11)
Total Deposits
(3/31/12)
Los Angeles County
17
$1,932,495
Inland Empire
(Riverside & San Bernardino Counties)
11
$1,617,447
Central Valley
11
$817,461
Orange County

$545,356
Other
0
$244,916
Total 47
$5,157,675

*Includes Customer Repurchase Agreements
Average Cost of Deposits
0.27%
0.17%
Deposits*
$1,964,976
$1,553,109
$773,627
$572,407
$199,579
$5,063,698

11 Source: Q1 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion.
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
2007 2008 2009 Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
CVBF Peers
Deposit Cost Comparison

3 Months
3/31/2012
3 Months
3/31/2011
%
Change
Service Charges on Deposit Accounts $4,124,231 $3,723,296 10.77%
Service Charges/Total Deposits (Annualized) 0.32% 0.30%

*Includes Customer Repurchase Agreements
Service Charge Income*
Average Cost of Deposits 0.27% 0.17%

(000’s)
Non-Covered
Loans
Covered
Loans*
Total
Loans*
%
Los Angeles County
$1,115,483 $14,858 $1,130,341 32.32%
Central Valley
$586,531 $238,542 $807,241 23.59%
Inland Empire
(Riverside & San Bernardino Counties)
$633,955 $2,604 $636,559 18.20%
Orange County
$480,771 $113 $480,884 13.75%
Other
$375,406 $48,927 $442,165 12.13%
Total
$3,192,146 $305,044 $3,497,190 100%

*Prior to MTM discount and loan loss reserve
(Includes loans Held for Sale)
Total Loans
as of 3/31/2012

*Removed Mortgage Pools and Construction Loans *Removed Mortgage Pools and Construction Loans
Adjusted Non-Covered Loans*
$2,000,000
$2,200,000
$2,400,000
$2,600,000
$2,800,000
$3,000,000
$3,200,000
$3,400,000
$3,600,000
$3,800,000
Q3
2009
Q4 Q1
2010
Q2 Q3  Q4 Q1
2011
Q2 Q3  Q4 Q1
2012
$515 million
$193 million $193 million
Total Non-Covered Loans

Source: Q1 2012 earnings release & company reports | *Non-covered loans
Total Loans by Type
Commercial RE
Non-Owner Occupied
40.0%
Consumer
1.6%
SFR Mortgage
5.2%
Municipal Lease Finance Receivables
3.6%
Auto & Equipment  0.5%
Dairy, Livestock  & Agribusiness
9.1%
Commercial & Industrial
15.6%
Construction RE
2.1%
Commercial RE
Owner Occupied  22.3%
Loan Portfolio Composition*

Territory
Number of
Loan
Outstandings
Total
Loan
Outstandings
Central Valley 74 $148,391
Inland Empire 57 $63,333
Idaho 21 $60,321
New Mexico 19 $38,212
Washington 15 $22,339
Other Areas 12 $10,953
Total 198 $343,549
Dairy: Real Estate 62 $151,714
Grand Total 260 $495,263
Dairy & Livestock
12/31/11
(000’s)

(000’s)
Net of Discount
$184 million
$59.3 million
Includes Loans Held for Sale
Total Covered Loans
$-
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
Q4 2009 Q1 2010 Q2 Q3  Q4 Q1 2011 Q2 Q3  Q4 Q1 2012

(000’s)
$-
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
$160,000
$180,000
Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012
Non-Performing Loans OREO
Non-Performing Assets
Non-Covered

Loan Loss Allowance/ Charge-Offs
--
Non-Covered--
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
-0.25%
Allowance to Non-Covered Loans
Net Charge-Offs / Average Loans (Non-Covered)
2007 2008 2009 2010 2011 2012

20 $ $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 Q1 2009 Q2 Q3 Q4 Q1 2010 Q2 Q3 Q4 Q1 2011 Q2 Q3 Q4 Q1 2012 (000’s) - Classified Loans Non-Covered

Texas Ratio
Texas Ratio
NPA’s/Loans & OREO
NPA’s/Loans & OREO
Superior Credit Quality
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
2007 2008 2009 Q1
2010
Q2 Q3 Q4 Q1
2011
Q2 Q3 Q4 Q1
2012
CVBF Peer
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
2007 2008 2009 Q1
2010
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2012
CVBF Peer
2011
Source: Q1 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion.

22 Profits

Net Income After Taxes Net Income After Taxes
Net Income
(000’s)
$-
$2,500
$5,000
$7,500
$10,000
$12,500
$15,000
$17,500
$20,000
$22,500
Q1
2007
Q2 Q3 Q4 Q1
2008
Q2 Q3 Q4 Q1
2009
Q2 Q3 Q4 Q1
2010
Q2 Q3 Q4 Q1
2011
Q2 Q3 Q4 Q1
2012
$87.4 Million
$87.4 Million

2008 2009 2010 2011 2011 3/31/2012 3/31/2012
Net Interest Income
$193,679 $222,264 $259,317 $234,681
$58,602
Provision for Credit Losses
($26,600) ($80,500) ($61,200) ($7,068)
$0
Other Operating
Income/Expenses (Net)
($81,331) ($52,515) ($111,378) ($106,809)
($24,956)
Income Taxes
($22,675) ($23,830) ($23,804) ($39,071)
($11,378)
Net Profit After Tax
$63,073 $65,419 $62,935 $81,733

(000’s)
Earnings
$22,268

25 1.50% 1.75% 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2007 2008 2009 2010 2011 2012 Net Interest Margin

Peer Profitability Metrics
Return Return on on Average Average Assets Assets
Return Return on on Average Average Tangible Tangible Equity Equity
Net Net Interest Interest Margin Margin
Source: Q1 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion

27 Capital

Tier 1 Risk-based Capital Ratio
Total Risk-based Capital Ratio
Tier 1 Leverage Ratio
Tangible Capital Ratio
Core Tier 1 Capital Ratio
4.0%
8.0%
4.0%
4.0%
6.0%
10.0%
5.0%
5.0%
18.18%
19.44%
11.35%
10.38%
15.57%
Regulatory
Minimum Ratio
Regulatory
Well-Capitalized Ratio
March 31, 2012
Capital Ratios

Tier 1 Capital Ratio Tier 1 Capital Ratio Total Risk –
Total Risk –
– Based Capital Ratio Based Capital Ratio
Tangible Common Equity/Tangible Assets Tangible Common Equity/Tangible Assets
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
20.00%
10.00%
8.00%
6.00%
4.00%
3.00%
2.00%
5.00%
7.00%
9.00%
11.00%
CVBF
Peer
CVBF
Peer
2007 2008 2009
2010
2011 2012
Q1 Q2 Q3 Q4
Q1
Q2 Q3 Q4 Q1
2007 2008 2009 Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4 Q1
2011 2012 2010
2007 2008 2009
2010
2011 2012
Q1 Q2 Q3 Q4
Q1
Q2 Q3 Q4 Q1
Peer Capital Metrics
Source: Q1 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion

30 Securities/Investments

Source: Q1 2012 earnings release. As of  03/31/2012 securities held-to-maturity were valued at approximately $2.3 million | Yield on securities represents the
fully taxable equivalent
*Securities Available For Sale
Securities portfolio totaled $2.4 billion at 3/31/2012.  The portfolio represents 36.5% of the Bank’s total assets
Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the guarantee of the U.S. government. 99% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 6 % of the municipal bond portfolio
Government Agency &
GSEs
1.6%
MBS
39.6%
CMO
31.1%
Municipal Bonds
27.3%
Yield on securities Yield on securities
portfolio = 3.03% portfolio = 3.03%
Trust Preferred
0.4%
Securities Portfolio*
--$2.4 Billion--

(000’s)
*Securities Available For Sale
$71,425 $71,425
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
$90,000
Mar 09 Jun 09 Sep 09 Dec 09 Mar 10 Jun 10 Sep 10 Dec 10 Mar 11 Jun 11 Sep 11 Dec 11 Mar 12
Securities Portfolio*
$2.4 Billion
Mark-to-Market
(Pre-tax)

*Includes overnight funds held at the Federal Reserve, due from Correspondent Banks, other short-term money market accounts or certificates of deposit
Loans
Securities
Fed Balance*
Other
Goodwill & Intangibles
3/31/12
3/31/12
$6.5 Billion
$6.5 Billion
12/31/06
12/31/06
$6.1 Billion
$6.1 Billion
Securities
Fed Balance*
Goodwill & Intangibles
Other
Loans
2.8%
8.5%
0.9%
36.5%
51.3%
2.4%
4.6%
0.7%
42.4%
49.9%
CVBF Assets

12/31/06
$5.7 Billion
3/31/12
$5.8 Billion
TOTAL DEPOSITS*
Jr. Subordinated
Debentures
Other Liabilities
BORROWINGS
Jr. Subordinated
Debentures
BORROWINGS
TOTAL DEPOSITS*
Other
Liabilities
*Includes Customer Repurchase Agreements
CVBF Liabilities

35 Our Growth Strategy

Citizens Business Bank will strive to become
the dominant financial services company
operating throughout the state of California,
servicing the comprehensive financial needs
of successful small to medium sized
businesses and their owners.

Our Vision

The best
The best
privately-held and/or family-owned
privately-held and/or family-owned
businesses throughout California
businesses throughout California
—
—
Annual revenues of $1-200 million
Annual revenues of $1-200 million
—
—
Top 25% in their respective industry
Top 25% in their respective industry
—
—
Full relationship
Full relationship
banking
banking
—
—
Build 20-year relationships
Build 20-year relationships
Target Customer

38 Three Areas of Growth Same Store Sales DeNovo Acquisitions --Banks-- --Trust--

• Conventional M&A
• Target size: $200 million to $2 billion in assets
• Financial & Strategic
• In-market and/or adjacent geographic market
(California only)

--Banks--
--Trust/Investment--
• Target size: AUM of $200 million to $1 billion
• In California
Acquisition Strategy

• Quality Loan Growth • Non-Interest Bearing Deposit Growth • Non-Interest Income Growth • Expense Control • Grow Through Acquisition 40 Our ‘Critical Few’

*Total Loans net of SJB purchase discount *Total Loans net of SJB purchase discount
$2,000,000
$2,250,000
$2,500,000
$2,750,000
$3,000,000
$3,250,000
$3,500,000
$3,750,000
$4,000,000
$4,250,000
Q1
2007
Q2 Q3 Q4 Q1
2008
Q2 Q3 Q4 Q1
2009
Q2 Q3 Q4 Q1
2010
Q2 Q3 Q4 Q1
2011
Q2 Q3 Q4 Q1
2012
Total Loans*
(000’s)

(000’s)
$1,000,000
$1,200,000
$1,400,000
$1,600,000
$1,800,000
$2,000,000
$2,200,000
Q1
2007
Q2 Q3 Q4 Q1
2008
Q2 Q3 Q4 Q1
2009
Q2 Q3 Q4 Q1
2010
Q2 Q3 Q4 Q1
2011
Q2 Q3 Q4 Q1
2012
Non-Interest Bearing Deposits

(000’s)
*Net of Loss/Gain on OREO and Investment Securities Sales
$5,000
$5,500
$6,000
$6,500
$7,000
$7,500
$8,000
$8,500
$9,000
$9,500
Q1
2007
Q2 Q3 Q4 Q1
2008
Q2 Q3 Q4 Q1
2009
Q2 Q3 Q4 Q1
2010
Q2 Q3 Q4 Q1
2011
Q2 Q3 Q4 Q1
2012
Non-Interest Income*

(000’s)
2009 2009 2010 2010 2011 2011
Q1 2012 Q1 2012
Annualized Annualized
Salaries and Employee Benefits $62,985 $69,419 $69,993 $67,251
Promotion & Entertainment $6,528 $6,084
$4,977 $5,031
Supplies $2,989 $3,314
$2,558 $2,369
Software Licenses & Maintenance $2,320 $5,031
$3,669 $3,656
Professional Services $6,965 $13,308
$15,031 $8,008
OREO Expense $1,211 $7,490
$6,729 $2,936
Other $50,588 $63,846
$38,068 $32,260
TOTAL: $133,586 $168,492
$141,025 $121,512
Expenses

• Strong Capital position
• Strong, disciplined credit underwriting/credit culture
• Drive low-cost, sustainable deposits
• Multiple forms of growth (don’t depend on one)
• Same Store Sales
• DeNovo
• Acquisitions
• Cross-sell: capture the whole wallet
• Build new Fee Income opportunities
• Long-term outlook
Our Strategic Focus

46 www.cbbank.com Copy of Presentation: